UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  10/18/2005

TRIMERIS INC
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  0-23155

DE	561808663
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

3500 Paramount Parkway, Morrisville, NC 27560
(Address of Principal Executive Offices, Including Zip Code)

(919) 408-5018
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 2.02.    Results of Operations and Financial Condition

On October 18, 2005, Trimeris, Inc. issued a press release announcing sales of FUZEON for the third quarter ending September 30, 2005. A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Form 8-K (including Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01.    Other Events

On October 18, 2005, Trimeris, Inc. issued a press release announcing the rescheduling of the Company's third quarter earnings release and conference call. The earnings release was originally scheduled to occur on October 18, 2005 and has been rescheduled for Thursday, October 20, 2005 at 4:00 p.m with a conference call to follow at 4:30 p.m. A copy of the press release is attached hereto as Exhibit 99.1.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Trimeris, Inc.

Date: October 18, 2005.	By:	/s/ Steven D. Skolsky
Steven D. Skolsky
Chief Executive Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press release dated October 18, 2005